UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

July 20, 2005 (July 14, 2005)
Date of Report (Date of earliest event reported)

_____________________________________

THE GREAT ATLANTIC & PACIFIC
TEA COMPANY, INC.
(Exact name of registrant as specified in its charter)

Maryland	1-4141	13-1890974
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

Two Paragon Drive
Montvale, New Jersey 07645
(Address of principal executive offices)

(201) 573–9700
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry into a Material Definite Agreement.

On July 14, 2005, upon approval of the Board of Directors, the Company entered into Indemnification Agreements with each of the Company’s non-employee directors (the “Indemnification Agreements”). The Indemnification Agreements, which are identical as to form and substance, provide that the Company will indemnify the applicable director, to the fullest extent permitted by applicable law, against all Expenses (as defined in the Indemnification Agreements), judgments, penalties, fines and amounts paid in settlement that are incurred in a Proceeding (as defined in the Indemnification Agreements) as a result of his or her status as a director of the Company. The Indemnification Agreements, however, do not extend the right of indemnification to a director if it is established that the director acted in bad faith, was deliberately dishonest, received an improper personal benefit or in the case of any criminal Proceeding.

The foregoing description of the Indemnification Agreements is qualified in its entirety by reference to the full text of the form of Indemnification Agreement.  A copy of the form of Indemnification Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 1.02.     Termination of a Material Definitive Agreement.

On July 14, 2005, Mr. Peter Jueptner notified the Company that he will resign, effective July 31, 2005, from his position as Executive Vice President Retail Development of the Company, and in conjunction therewith, terminate the employment agreement by and between the Company and Mr. Jueptner, made and entered into on October 2, 2002, as amended November 10, 2004 (“Employment Agreement”).

Mr. Jueptner shall terminate his Employment Agreement for Good Reason (as defined in the Employment Agreement), and therefore, will be entitled to receive, as further detailed in the Employment Agreement, (i) a pro rata bonus for the year of termination, (ii) continued insurance coverage for a period of eighteen (18) months, and (iii) equal monthly payments of one-twelfth of annual base salary plus average bonus for a period of eighteen (18) months.

The foregoing description of the Employment Agreement is qualified in its entirety by reference to the full text of the Employment Agreement, filed as Exhibit 10.26 to the Company’s Form 10-Q filed on October 22, 2002, and Exhibit 10.8 to the Company’s Form 10-K filed on May 10, 2005, and incorporated herein by reference.

Item 9.01.     Financial Statements and Exhibits.

     (c) Exhibits

Exhibit Number	Exhibit Description

10.1	Form of Director Indemnification Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:      July 20, 2005

THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC.

By:	/s/ Mitchell P. Goldstein Mitchell P. Goldstein, Executive Vice President, Chief Financial Officer & Secretary

INDEX TO EXHIBITS

Exhibit Number	Exhibit Description
10.1	Form of Director Indemnification Agreement